UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 26, 2006

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000 — 30733	41-1978822

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10700 Bren Road West
Minnetonka, Minnesota		55343

(Address of principal executive offices)		(Zip Code)

(952) 930-6000

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Independent Director Compensation
     On July 26, 2006, the Board of Directors of American Medical Systems Holdings, Inc. approved a revised compensation program for independent directors. Prior to approving the program, the Compensation Committee presented comparative market data on independent director compensation. Such data supported an increase in the retainer fees paid to independent directors for serving on the Board, on Committees, and as Committee Chairs and an increase in the number of options granted to ensure competitiveness in the marketplace attracting high-quality, non-employee directors. The amended compensation schedule is as follows:
Annual Retainer
     The independent directors will receive an annual retainer for serving on the Board and Committees in the amounts as set forth below (effective as of July 1, 2006).

Board member	$40,000
Audit Committee chair	$20,000
Audit Committee member	$10,000
Compensation Committee chair	$10,000
Compensation Committee member	$5,000
Nominating/Corporate Governance Committee chair	$7,500
Nominating/Corporate Governance Committee member	$2,500
Stock Options
     At the July 26, 2006 Board meeting, each independent director was granted a nonqualified stock option to purchase 10,000 shares of Company common stock. All options were granted under the Company’s 2005 Stock Incentive Plan at an exercise price of $17.915 (equal to the fair market value of a share of common stock on the date of grant), vest over a three-year period from the date of grant, as long as the non-employee director continues to serve on the board, and become immediately exercisable in full upon a change in control. The options expire seven years from the date of grant. For future fiscal years, each independent director who is reelected as a director at the annual meeting of stockholders or continues to serve as a director after such meeting will be granted an option to purchase a number of shares of the Company’s common stock, as determined by the Board each year prior to the annual meeting for such year. The Board anticipates that value (based on customary valuation methods) of future options grants will be approximately equal to the value of the options to purchase a total of 20,000 shares granted to independent directors in 2006.
Expenses
     In addition, independent directors are reimbursed for reasonable travel, food, lodging and other incidental expenses incurred in connection with attending meetings of the Board or Committees.

Item 9.01. Financial Statements and Exhibits.
     (a)      Financial Statements of Businesses Acquired.
   Not Applicable.
     (b)      Pro Forma Financial Information.
   Not Applicable.
     (c)      Exhibits.

Exhibit No.	Description
10.1	Summary of Director Compensation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
Dated: August 1, 2006	By:	/s/ Carmen L. Diersen
Carmen L. Diersen
Executive Vice President and Chief Financial Officer

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
FORM 8-K
INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Summary of Director Compensation.

5